UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 5, 2025

Getty Images Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41453	87-3764229
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

605 5th Ave S. Suite 400

Seattle, WA 98104
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (206) 925-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	GETY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Indenture

Overview

On May 5, 2025, in connection with the settlement of the offer by Getty Images, Inc. (the “Issuer”), a subsidiary of Getty Images Holdings, Inc. (the “Company”), to exchange (the “Exchange Offer”), on a dollar-for-dollar basis, up to an aggregate principal amount of $580,000,000 of its Dollar Fixed Rate Term B-1 Loans (the “Loans”), pursuant to Section 2.16 of that certain Credit Agreement, dated as of February 19, 2019 (as amended by the First Amendment to Credit Agreement, dated as of February 3, 2023, the Incremental Commitment Amendment and Second Amendment to Credit Agreement, dated as of May 4, 2023, and Second Incremental Commitment Amendment and Third Amendment to Credit Agreement, dated as of February 21, 2025, the “Credit Agreement”), by and among Abe Investment Holdings, Inc., the Issuer, Griffey Midco (DE), LLC, JPMorgan Chase Bank, N.A., as administrative agent, as collateral agent, as L/C issuer and as swing line lender, and each of the lenders party thereto, for newly issued 11.250% Senior Secured Notes due 2030 (the “Notes”), the Issuer issued Notes in an aggregate principal amount of $539,944,389.00 pursuant to an Indenture, dated as of May 5, 2025 (the “Indenture”), by and among the Issuer, the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee and notes collateral agent.

Interest; Ranking; Guarantees; Security

The Notes mature on February 21, 2030 unless earlier redeemed or repurchased. No sinking fund is provided for the Notes. Cash interest on the Notes will accrue from May 5, 2025 (the “Settlement Date”) and is payable semi-annually in arrears on May 1 and November 1 of each year, beginning on November 1, 2025, at a rate of 11.250% per year. The obligations under the Notes are fully and unconditionally guaranteed, jointly and severally, on a senior secured basis by certain of the Company’s wholly-owned domestic restricted subsidiaries, and secured by a first priority security interest (on a pari passu basis with the obligations under the Credit Agreement and any other existing and future first lien indebtedness) in substantially all of the existing and future assets of the Issuer and each Guarantor (as defined in the Indenture), other than Excluded Property (as defined in the Indenture) and subject to permitted liens and the First Lien Intercreditor Agreement (as defined in the Indenture).

Optional Redemption

Prior to February 21, 2027, the Issuer may redeem the Notes at its option, in whole at any time or in part from time to time, upon giving not less than 10 nor more than 60 days’ notice, at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus a “make-whole” premium and accrued and unpaid interest, if any, to, but excluding, the redemption date.

On or after February 21, 2027, the Issuer may redeem the Notes at its option, in whole at any time or in part from time to time, upon giving not less than 10 nor more than 60 days’ notice, at the redemption prices set forth in the Indenture, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

The Issuer may also redeem the Notes prior to February 21, 2027, at any time or from time to time, in an amount equal to the net cash proceeds received by the Issuer or any parent thereof from any equity offering at a redemption price equal to 111.250% of the principal amount plus accrued and unpaid interest, if any, to but excluding the redemption date, in an aggregate principal amount for all such redemptions not to exceed 40% of the aggregate principal amount of the Notes (calculated after giving effect to any issuance of additional notes that are Notes), provided that the redemption takes place not later than 180 days after the closing of the related equity offering; and not less than 50% of the aggregate principal amount of the Notes remains outstanding immediately thereafter (excluding Notes held by the Company or any of its restricted subsidiaries), unless all such Notes are redeemed substantially concurrently.

Change of Control

If the Issuer experiences a change of control, the Issuer must offer to repurchase the Notes from the holders thereof at a purchase price equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of such repurchase.

Covenants and Events of Default

The terms of the Indenture, among other things, limit the ability of the Issuer and its restricted subsidiaries to (i) incur or guarantee additional indebtedness or issue disqualified stock or preferred stock; (ii) pay dividends and make other distributions on, or redeem or repurchase, the Issuer’s capital stock; (iii) make loans and investments; (iv) prepay, redeem or repurchase indebtedness; (v) incur liens securing indebtedness; (vi) enter into transactions with affiliates; (vii) consolidate, merge or convey, transfer or lease all or substantially all of its assets; (viii) enter into agreements that restrict the ability of restricted subsidiaries to make dividends or other payments to the Issuer; (ix) designate our subsidiaries as unrestricted subsidiaries; and (x) transfer or sell assets. These covenants are subject to a number of important conditions, qualifications, exceptions and limitations that are described in the Indenture.

The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include payment defaults, a failure to pay certain judgments and certain events of bankruptcy and insolvency. These events of default are subject to a number of important qualifications, limitations and exceptions that are described in the Indenture.

The Notes were offered only to lenders who certified they were (i) qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933 (“Securities Act”), (ii) institutional “accredited investors” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) of Regulation D under the Securities Act, or (iii) non-U.S. persons located outside of the United States and eligible to participate in an offering pursuant to Regulation S under the Securities Act. The Notes were not, and will not be, registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

The foregoing summary of the Indenture does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Indenture, filed as Exhibit 4.1 hereto, and the form of Notes, filed as Exhibit 4.2 hereto, each of which is incorporated herein by reference.

Certain Relationships

J.P. Morgan Securities LLC, the dealer manager for the Exchange Offer, and its affiliates from time to time have provided in the past and may provide in the future various securities trading, commercial banking, investment banking, financial advisory, structuring, investment management, investment research, principal investment, hedging, financing, brokerage, and other financial services in the ordinary course of business to the Issuer, the Company, and their affiliates, and as such are entitled to customary fees and expenses in connection therewith. In addition, an affiliate of the dealer manager has acted as an arranger in prior financing transactions involving the Company and the Issuer, including with respect to the Loans, and currently serves as administrative agent and a lender under the Credit Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is hereby incorporated in this Item 2.03 by reference.

Forward Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that reflect management’s current expectations, plans, and assumptions that management has made in light of their experience in the industry, as well as their perceptions of historical trends, current conditions, expected future developments, and other factors they believe are appropriate under the circumstances and at such time. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plans and strategies. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast,” and other similar expressions or the negative of these words and phrases, other variations of these words and phrases or comparable terminology, but not all forward-looking statements include such identifying words.

These forward-looking statements are subject to and involve risks, uncertainties, and assumptions that may cause the Company’s actual results, performance, or achievements to differ materially from any future results, performance, or achievements expressed or implied by these forward-looking statements. Important factors that could lead to such material differences include, but are not limited to, satisfaction of the conditions described in the confidential offering memorandum relating to the Exchange Offer (the "Offering Memorandum").

You are cautioned not to place undue reliance on forward-looking statements, which represent management’s beliefs and assumptions only as of the date of this Current Report. Actual future results may differ materially from what the Company expects. Important factors that could cause actual results to differ materially from the Company’s expectations are discussed in the section entitled "Risk Factors" set forth in the Offering Memorandum, as well as under the heading "Risk Factors" included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission ("SEC"). These factors should not be considered exhaustive and should be read together with other cautionary statements included in the Company’s filings with the SEC.

The Company expressly disclaims any obligation to publicly update or revise any forward-looking statements contained in this Current Report, whether as a result of new information, future developments, or otherwise, except as required by applicable federal securities law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Indenture, dated as of May 5, 2025, by and among Getty Images, Inc., the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee and notes collateral agent.
4.2	Form of 11.250% Senior Secured Notes due 2030 included as Exhibit A to Exhibit 4.1.
4.3	First Lien Intercreditor Agreement, dated as of May 5, 2025, among the Issuer, Abe Investment Holdings, Inc., Griffey Midco (DE), LLC, certain subsidiaries of the Issuer, JPMorgan Chase Bank, N.A., as credit agreement representative and credit agreement collateral agent, and U.S. Bank Trust Company, National Association, as trustee and notes collateral agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Getty Images Holdings, Inc.

By:	/s/ Kjelti Kellough
	Name:	Kjelti Kellough
	Title:	Senior Vice President, General
Counsel, and Corporate Secretary

Date: May 5, 2025

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